U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 20, 2009
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive	10043
offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

CITIGROUP INC.
Current Report on Form 8-K
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b), (c) On March 20, 2009, Citigroup Inc. (“Citigroup”) announced two senior management changes to support its previously announced realignment of Citigroup into Citicorp and Citi Holdings. Gary Crittenden, previously Chief Financial Officer, was named to the newly created role of Chairman of Citi Holdings. Edward “Ned” Kelly, previously the Head of Global Banking, was appointed to assume the role of Chief Financial Officer at Citigroup.
     A copy of the press release announcing the appointments described above is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
99.1	Press Release, dated March 20, 2009, issued by Citigroup Inc.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: March 20, 2009

	By:	/s/ ANDREW M. FELNER

Name: Andrew M. Felner
Title: Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number
99.1	Press Release, dated March 20, 2009, issued by Citigroup Inc.

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